UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41552	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Bahia, 2463, Suite 205

Belo Horizonte, MG 30160-012, Brazil

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ATLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 26, 2023, Atlas Lithium Corporation issued a press release related to the matters discussed in Item 8.01 herein. The press release is furnished hereto as Exhibit 99.1.

Item 8.01. Other Events.

On June 21, 2023, the State of Minas Gerais in Brazil provided Atlas Lithium Corporation (the “Company”) with written notice granting its Neves lithium project (the “Project”) priority status for review of its environmental permitting and licensing. This development follows the vote of the Economic Development Group (the “EDG”) of the Secretariat for Economic Development of the State of Minas Gerais during a meeting held on June 6, 2023, approving the Company’s request that its Project be from now on analyzed by the Superintendence of Priority Projects (known locally as “SUPPRI”). EDG determined that the environmental licensing process, the analysis of which is necessary to determine the proper progress of the Company’s Project, shall be considered a priority for the social and economic development of the State of Minas Gerais because it obtained a high score according to a matrix of specific technical criteria implemented by local regulations.

The Company believes that this development could meaningfully expedite the permitting and licensing of its Project by potentially shortening the timeline of such a process by up to several months. For additional information related to the Company’s Project, please refer to the periodic reports filed by the Company with the Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K filed with the SEC on March 30, 2023, and other filings the Company makes with the SEC from time to time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 26, 2023.
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: June 26, 2023	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer